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SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
PRECIS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

        PRECIS, INC.
2040 North Highway 360
Grand Prairie, Texas 75050
Telephone: (972) 522-2008

NOTICE OF ANNUAL MEETING
To be held on July 29, 2003

TO THE SHAREHOLDERS:

        Precis, Inc., will hold its annual shareholders meeting at the Hampton Inn at 2050 North Highway 360, Grand Prairie, Texas, commencing at 4:00 p.m., local time on July 29, 2003 to vote on:

1.
The amendment and restatement of the Precis, Inc. 1999 Stock Option Plan that increases by 500,000 the shares of common stock that may be issued pursuant to options granted under the plan;

2.
The election of seven directors, each to hold office until the 2004 annual meeting of shareholders and until her or his successor is duly elected and qualified;

3.
The ratification of Murrell, Hall, McIntosh & Co., PLLP as the independent accountants for 2003; and

4.
Any other business that properly comes before the meeting or any adjournment or postponement of the Annual Meeting.

        Precis shareholders at the close of business on June 13, 2003, are receiving notice and may vote at the Annual Meeting. Approval of all matters presented at the Annual Meeting require the affirmative vote of a majority of the shares present in person or by proxy or that are cast at the Annual Meeting.

        Your Board of Directors unanimously recommends that you vote FOR approval of the matters being voted upon.

        Your attendance or Proxy is important to assure a quorum at the Annual Meeting. Shareholders who do not expect to attend the Annual Meeting in person are requested to complete and return the enclosed Proxy, using the envelope provided, which requires no postage if mailed from within the United States. Any person giving a Proxy has the power to revoke it at any time prior to its exercise and, if present at the Annual Meeting, may withdraw it and vote in person. Attendance at the Annual Meeting is limited to Precis shareholders, their proxies and invited guests. All Shareholders are cordially invited to attend the Annual Meeting.

                      BY ORDER OF THE BOARD OF DIRECTORS:

                      David P. May, Corporate Secretary

Grand Prairie, Texas
June •, 2003

PROXY STATEMENT

        Precis, Inc.
2040 North Highway 360
Grand Prairie, Texas 75050
Telephone: (972) 522-2008

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 29, 2003

SOLICITATION AND REVOCATION OF PROXIES

        This Proxy Statement is furnished to the shareholders of Precis, Inc. in connection with an Annual Meeting of the holders of Precis common stock to be held in the Hampton Inn at 2050 North Highway 360, Grand Prairie, Texas, at 4:00 p.m., local time, on July 29, 2003 and any adjournment or postponement of the Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy will be first mailed on or about June •, 2003, to Precis' shareholders of record on June 13, 2003.

        If the accompanying Proxy is properly executed and returned, the shares of common stock represented by the Proxy will be voted at the Annual Meeting. If you indicate on the Proxy a choice with respect to any matter to be voted on, your shares will be voted in accordance with your choice. If no choice is indicated, your shares of common stock will be voted FOR

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  amendment and restatement of the Precis, Inc. 1999 Stock Option Plan that increases by 500,000 the shares of common stock that may be issued pursuant to options granted under this plan;

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  the election of seven directors, each to hold office until the 2003 annual meeting of shareholders and until her or his successor is duly elected and qualified; and

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  ratification of Murrell, Hall, McIntosh & Co., PLLP as the independent accountants for 2003.

In addition, your shares will also be considered and voted upon other business that properly comes before the Annual Meeting or any adjournment or postponement. Our Board of Directors knows of no business that will be presented for consideration at the Annual Meeting, other than matters described in this Proxy Statement. Once given, you may revoke the Proxy by

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  giving written notice of revocation to our Secretary at any time before your Proxy is voted,

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  executing another valid proxy bearing a later date and delivering this proxy to our Secretary prior to or at the Annual Meeting, or

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  attending the Annual Meeting and voting in person.

        Neither the corporate laws of Oklahoma, the state in which we are incorporated, nor our Certificate of Incorporation or Bylaws have any provisions regarding the treatment of abstentions and broker non-votes. Our policy is (i) to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the Annual Meeting, (ii) to treat abstentions as votes not cast but to treat them as shares represented at the Annual Meeting for determining results on actions requiring a majority vote, and (iii) to consider neither abstentions nor broker non-votes in determining results of plurality votes.

i

        We will bear the expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying Proxy. These expenses include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock. Our directors or employees may solicit Proxies by mail, telephone, and personal interview or by other means without additional compensation, other than reimbursement for their related out-of-pocket expenses.

SHAREHOLDERS ENTITLED TO VOTE

        The shareholders entitled to vote at the Annual Meeting are the holders of record, at the close of business on June13, 2003 (the "Record Date"), of     •    shares of common stock then outstanding. Each holder of a share of common stock outstanding on the Record Date will be entitled to one vote for each share held on each matter presented at the Annual Meeting. Our officers, directors and nominee directors own of record a total of    •    shares or     •    of our issued and outstanding common stock, all of which we anticipate will be voted in favor of the matters to be voted upon at the Annual Meeting. There is no cumulative voting with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the shares of common stock outstanding and represented at the Annual Meeting will constitute a quorum for the transaction of business.

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PROPOSAL ONE—AMENDMENT AND RESTATEMENT OF THE 1999 STOCK OPTION PLAN

        Our Board of Directors is seeking your approval of the amendment and restatement of The Precis, Inc. 1999 Stock Option Plan (the "Plan"), that, effective November 30, 1999, was adopted by the Board of Directors and approved by our shareholders on November 29, 2000 and amended and restated with shareholder approval on June 8, 2001. A copy of the Plan, as amended and restated, is attached hereto as Appendix A. Subject to approval of the amended and restated Plan by our shareholders, we will increase the number of shares of our common stock reserved for issuance upon the exercise of options granted under the Plan from 700,000 to 1,200,000 shares. As of the date of this Proxy Statement,     •    stock options, each exercisable for the purchase of one share of our common stock, have been granted under the Plan. The outstanding stock options expire December 29, 2005 through January 29, 2008 and are exercisable at a purchase prices of $    •    to $    •    with a weighted average exercise price of $    •    per share.

The Stock Option Plan (Amended and Restated)

        The purpose of the Plan is to strengthen our ability to attract and retain well-qualified personnel, to furnish additional incentive to those persons responsible for our success, and thereby to enhance shareholder value. The Plan provides for the grant of stock options ("Options"), including incentive stock options ("ISO Options") and non-incentive stock options ("NSO Options"), with or without stock appreciation rights ("SARs"), to our employees, independent contractors and consultants, including employees who also serve as our directors, this does not include non-employee directors. Under the provisions of the Plan, we intend that ISO Options (with or without SARs) qualify as options granted pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and are entitled to the favorable tax consequences under the Code upon the grant and exercise of the ISO Options. The total number of shares of common stock authorized and reserved for issuance upon exercise of Options granted under the Plan will be increased from 700,000 to 1,200,000.

        Grant and Exercise of Options.    Our Board of Directors (or the stock option committee appointed by our Board) administers and interprets the Plan and has authority to grant Options to all eligible employees, independent contractors and consultants, and determine the types of Options (with or without SARs) granted, the terms, restrictions and conditions of the Options at the time of grant, and whether SARs, if granted, are exercisable at the time of exercise of the Option to which the SAR is attached.

        Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Option grant provides. The purchase price of the common stock under the Option is determined by our Board or the stock option committee; however, the purchase price may not be less than 85% (100% for ISO Options) of the fair market value of our common stock on the date of grant of the Option. However, if a option holder owns more than 10% of the total combined voting power of all classes of our capital stock, the exercise price of ISO Options may not be less than 110% of the fair market value of the common stock on the date of the grant, and ISO Options cannot be exercised five years after the date of grant. The aggregate fair market value of the common stock with respect to which ISO Options are initially exercisable by any option holder in any calendar year may not exceed $100,000. The fair market value of a share of the common stock is based upon the closing sale price of the stock on the date of the Option grant. Upon the exercise of an Option, the stock purchase price must be paid in full, in cash or in common stock held by the option holder for more than six months or a combination of cash and common stock. Subject to approval of our Board or the stock option committee, upon exercise of an Option with an SAR attached, an option holder may receive cash, shares of common stock or a combination of both in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the Option and SAR are exercised over the Option exercise price. All stock options granted have been without attachment of an SAR.

        Options granted under the Plan may not under any circumstances be exercised after 10 years from the date of grant. Subject to the foregoing, Options are exercisable only by holders who are actively employed by us (or, if applicable, one of our subsidiaries) as employees, independent contractors or consultants (only by employees for ISO Options) this does not include non-employee directors, except that Options may, with the consent of our Board or the stock option committee, be exercised at any time within three months after the holder's retirement, death, disability or the occurrence of other special circumstances as determined by our Board or the stock option committee, but in no event beyond the expiration date of the Option. If a holder's employment as an employee, independent contractor or a consultant terminates for any reason other than death, disability or retirement, all Options immediately terminate, unless permitted to be exercised by our Board or the stock option committee in its sole discretion. No Option under the Plan may be granted after December 31, 2008. Options are not transferable except by will or by the laws of descent and distribution.

        Stock Appreciation Rights.    SARs may be granted and attached to an Option at the time the Option is granted or at any time subsequent thereto, subject to certain conditions. SARs are exercisable only upon surrender of part or all of the related Option (and only to the extent that the related Option is exercisable) and terminate upon termination of the related Option. SARs may be exercised only under substantially the same terms and conditions as the Options to which they are attached, with the additional condition that our Board or the stock option committee, at the time of exercise, be comprised wholly of, or have not less than, two non-employee directors.

        Upon the exercise of an Option to which an SAR is attached, the holder is entitled, subject to the approval of our Board or the stock option committee, to receive cash, shares of common stock or a combination of both, in an amount or having a fair market value equal to the excess of the fair market value, on the date of exercise, of the shares for which the right is exercised, over the stock purchase price. Neither our Board nor the stock option committee has the authority to deny the exercise of the underlying Option pursuant to the terms of the Option grant.

        Change of Control.    All outstanding options granted under the plan will become fully vested and immediately exercisable if (i) within any 12-month period, we sell an amount of common stock that exceeds 50% of the number of shares of common stock outstanding immediately before the 12-month period or (ii) a "change of control" occurs. For purposes of the plan, a "change of control" is defined as the acquisition in a transaction or series of transactions by any person, entity or group (two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring our securities) of beneficial ownership of 50% or more (or less than 50% as determined by a majority of our directors) of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities.

        Termination and Amendment.    The Plan will terminate on December 31, 2008. The Plan may be altered, changed, modified, amended or terminated by written amendment approved by our Board; provided, that no action of our Board may, without the approval of our shareholders,

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  increase the total amount of common stock which may be purchased pursuant to exercise of Options granted under the Plan;

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  withdraw the administration of the Plan from our Board of Directors or the stock option committee;

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  amend or alter the exercise price of common stock under the Plan;

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  change the manner of computing the spread payable by us to a holder upon the exercise of an SAR; or

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  amend the Plan in any manner which would impair the applicability of the exemption afforded to the Plan by the Securities Exchange Act of 1934 and Rule 16b-3 promulgated that Act.

No amendment, modification or termination of the Plan may in any manner adversely affect any Option previously granted under the Plan without the consent of the holder.

        Participants.    At this time it is not possible to determine who in the future will be among the eligible employees, independent contractors and consultants selected to receive Options, with or without SARs attached, under the Plan or the number of shares of common stock which may be optioned to any eligible employee, independent contractor or consultant, this does not include non-employee directors. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to our success as indicated by our Board's or the stock option committee's evaluation of the position the eligible person occupies.

        The following table sets forth information regarding the stock options that have been granted under the Plan to (i) our Chief Executive Officer and four other most highly compensated executive officers during 2002, (ii) our current executive officers as a group, (iii) our current Directors who are not executive officers as a group, and (iv) our employees, including all current officers who are not executive officers, as a group. Our non-employee Directors are not allowed to participate in the Plan and, accordingly, have not been granted stock options under the Plan.

Precis, Inc. 1999 Stock Option Plan

Name and Position	Number of Common Shares	Value(1)
Judith H. Henkels Chairman of the Board, Chief Executive Officer and President (and Chief Executive Officer and President of Capella)	10,000	$	•
Dino Eliopoulos Vice President and Chief Financial Officer	100,000	$	•
David P. May Vice President and General Counsel and Secretary (and President of Foresight)	125,000	$	•
Mary L. Kelly (Vice President of The Capella Group)	—	$	•
Bobby R. Rhodes (Vice President of The Capella Group)	10,000	$	•
Leland S. Chaffin, Jr (Vice President of The Capella Group)	—	$	•
Current executive officers as a group (five persons)	•	$	•
Current non-executive director group (four persons)	—		$—
Non-executive officer employee group ( • persons)	•	$	•

(1)
The closing sale price of our common stock as reported on the NASDAQ SmallCap Market on June 1, 2003 was $    •    . The per-share value is calculated based on the applicable closing sale price per share, minus the exercise price, multiplied by the number of shares of common stock underlying the options.

Federal Income Tax Consequences

        The grant of Options under the Plan will not have any tax consequence to us or the recipient of the Option. Upon exercise of a NSO Option, an option holder will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the shares of common stock acquired over the exercise price of the Option. Consequently, we will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient if, only in the case of employees, we deduct and withhold appropriate income taxes. Any additional gain or loss realized by an option holder on disposition of the Option shares generally will be capital gain or loss to the option holder and will not result in any additional tax deduction to us.

        Upon the exercise of an ISO Option, an option holder will not recognize taxable income. The recognition of income and gain is deferred until the option holder sells the Option shares. If the option holder does not dispose of the Option shares within two years from the date the Option was granted and within one year after the exercise of the Option, and the Option is exercised no later than three months after the termination of the option holder's employment, the gain on sale will be treated as long-term capital gain. We will not be entitled to any tax deduction in respect of the exercise of an ISO Option; however, if the Option shares are not held for the full term of the holding period described above, the Options will retroactively lose their qualification as ISO Options (i.e., become NSO Options), the gain on the sale of such shares, being the lesser of (a) the fair market value of the shares on the date of exercise minus the Option price, or (b) the amount realized on disposition minus the Option price, will be taxed to the option holder as ordinary income and we may be entitled to a deduction in the same amount. Any additional gain or loss realized by an option holder upon disposition of Option shares prior to the expiration of the full term of the holding period described above, generally will be capital gain or loss to the option holder and will not result in a tax deduction to us. The "spread" upon exercise of an ISO Option constitutes a tax preference item for purposes of the "alternative minimum tax" under the Code. The tax benefits that might otherwise accrue to an option holder may be affected by the imposition of such tax if applicable to the option holder's individual circumstances.

Required Affirmative Vote

        The affirmative vote of a majority of the outstanding shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the approval of the amended and restated Plan. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting.

Recommendation of Our Board of Directors

        Our Board of Directors recommends that you vote "FOR" the approval of the Plan. We will vote your proxy accordingly unless you specify a contrary choice.

PROPOSAL TWO—ELECTION OF DIRECTORS

        Our Board of Directors has nominated each of Judith H. Henkels, Eugene E. Becker, J. French Hill, David P. May, Kent H. Webb, Nicholas Zaffiris and Kenn S. George (each, a "Nominee" or, collectively, "Nominees") for election as a director for a term expiring in 2004 or until her or his successor is elected and qualified or until his earlier death, resignation or removal. For information about each Nominee, see "Directors."

        The persons named as proxies in the accompanying Proxy, who have been designated by our Board, intend to vote, unless otherwise instructed in the Proxy, for the election of Ms. Henkels and Messrs. Becker, Hill, May, Zaffiris and George. Should any Nominee become unable for any reason to stand for election as a director, it is intended that the persons named in the Proxy will vote for the election of another person as our Board may recommend. We know of no reason why the Nominees will be unavailable or unable to serve.

Required Affirmative Vote

        The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote, is required for the election of a Nominee. An abstention from voting and broker non-votes will be tabulated as a vote withheld on the election, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether a nominee has received the required majority vote.

Recommendation of Our Board of Directors

        Our Board of Directors recommends a vote "FOR" the election of Judith H. Henkels, Eugene E. Becker, J. French Hill, David P. May, Nicholas Zaffiris and Kenn S. George to our Board. We will vote your proxy accordingly unless you specify a contrary choice.

DIRECTORS

        Our Bylaws provide that our Board of Directors shall consist of not less than one and a greater number as determined from time to time by resolution of our Board. The number of directors is currently fixed at seven. In general, a director holds office for a term expiring at the next annual meeting of our shareholders or until her or his successor is duly elected and qualified. Nominations of candidates for election as our directors may be made at any meeting of our shareholders by or at the direction of our Board of Directors or by any shareholder entitled to vote at the meeting. Our Bylaws provide that our Board will fix the annual meeting of our shareholders. The following table sets forth information with respect to each of our executive officers and directors.

Name	Age	Position
Judith H. Henkels(1)	48	Chairman of the Board, Chief Executive Officer, President and Nominee Director
David P. May (3)	49	Secretary, Director and Nominee Director
Kent H. Webb, M.D.(1)(2)(4)	45	Director and Nominee Director
Eugene E. Becker (1)(2)(3)	53	Director and Nominee Director
J. French Hill (2)(3)	46	Director and Nominee Director
Nicholas Zaffiris (4)	39	Director and Nominee Director
Kenn S. George	54	Director and Nominee Director

(1)
Member of the Compensation Committee.
(2)
Member of the Audit Committee.
(3)
Member of the Corporate Governance Committee.
(4)
Member of the Medical Committee.

Information About Each Director and Nominee Directors

        The following is a brief description of the business background of our executive officers, directors and nominee directors:

        Judith H. Henkels serves as our Chief Executive Officer and President and Chairman of the Board of Directors. Ms. Henkels is the founder of Capella Group and has over 25 years of business experience, with a concentration in accounting, finance and healthcare. She has over 15 years of experience in the healthcare industry. Prior to founding Capella Group she was the Executive Vice President and CFO for Linnaeus, Inc. during the period 1994 through 1997. Linnaeus is a managed care systems company and owned a Third Party Administrator (TPA). While at Linnaeus, Ms. Henkels was instrumental in selling the TPA and finding new venture capital to support the ongoing operations of the systems company. From 1991 through 1994, Ms. Henkels was CFO and Executive Vice President for Premier BioResources, Inc., a company that owned and operated plasma centers throughout the U.S. From 1985 through 1991 Ms. Henkels worked for The BOC Group (a British Conglomerate) in their healthcare segment. She held various controllership roles in the anesthesia, critical care and home health care divisions and was the first woman to hold the role of Vice President in BOC throughout the world. Prior to BOC, Ms. Henkels also held financial positions in the Worthington Division of Dresser Industries (formerly McGraw Edison) and the accounting firm Ernst & Whinney, now Ernst & Young. Ms. Henkels is a Certified Public Accountant, and holds an M.B.A. degree from Rutgers University where she graduated first in her class, and a B.A. degree from Iowa State University.

        David P. May began serving as our Secretary and as Vice President and General Counsel of The Capella Group in January 2002. Mr. May has more than 20 years of experience within the financial services and insurance industry including mergers and acquisitions, regulatory compliance, and credit insurance sales and marketing. Mr. May served formerly as Chief Legal Counsel and then Vice President and Chief Marketing Officer for Voyager Insurance Companies. Mr. May received a B.A. degree from Kansas Wesleyan University and a Juris Doctor from Drake University.

        Kent H. Webb, M.D., a founder of Precis, has served as one of our Directors since June 1996 (and Medical Director since August 2001) and as Chairman of our Board of Directors until December 2000 and was a member or general partner of our predecessors Advantage Data Systems, Ltd. and Medicard Plus—ADS Limited Partnership. Dr. Webb is a general and vascular surgeon and is the cofounder and a director of Surgical Hospital of Oklahoma. He is a Fellow of the American College of Surgeons and serves as a Clinical Professor for the University of Oklahoma. Dr. Webb is a past director of the Smart Card Industry Association, a nonprofit association. He is a surgical consultant for the Ethicon Division of Johnson & Johnson Company, a publicly-held pharmaceutical and consumer products company. Dr. Webb graduated from the University of Oklahoma College of Medicine and completed his residency in General and Vascular Surgery at the University of Oklahoma Health Services Center.

        Eugene E. Becker became one of our directors in August 2002, is President of Eugene Becker & Associates, Inc., a privately-held marketing and consulting company. Mr. Becker served as the Chief Executive Officer of Aon Financial Partnerships during May to September 2000. During 1983 to 1999, Mr. Becker served as Chief Marketing Officer of American Bankers Insurance Group (during 1991 to 1999), Chief Executive Officer, and President and Chairman of the Board of American Bankers Insurance Company, American Bankers Life Assurance Company, Voyager Insurance Group, American Reliable Insurance Company and Banker American Life Assurance Company (during 1988 to 1999). Mr. Becker currently serves as a member of the board of directors for two companies: Signal Holdings Inc. and Specialty Insurance Company. Mr. Becker received a B.A. from Biscayne College (St. Thomas University, and a M.B.A. from the University of Miami.

        J. French Hill joined the board of directors in January 2003. In 1999, Mr. Hill founded Delta Trust & Banking Corp., a privately held banking, trust and investment brokerage company headquartered in Little Rock, AR, following a six year career with Arkansas' largest publicly traded holding company, First Commercial Corp. First Commercial was sold in 1998 to Regions Financial Corp. (RF). As an executive officer of First Commercial, Mr. Hill was chairman of the bank holding company's trust division and its investment brokerage dealer subsidiary from 1995 until 1998. He also oversaw a number of other staff functions in the company from 1993-1998 including human resources, executive compensation, bank compliance, credit review and strategic planning. During the last five years he has served as a member of the board of directors of these companies: Delta Trust & Banking Corp. and its affiliates (1999-present); Research Solutions LLC (1999-present); Syair Designs LLC (2000-present); and, First Commercial Investments, Inc. (1993-1998). From May 1989-January 1993, Mr. Hill was a senior economic policy official in the Bush Administration on the staff of the White House and as deputy assistant secretary of the U.S. Treasury. Mr. Hill graduated magna cum laude in economics from Vanderbilt University.

        Nicholas J. Zaffiris became one of our directors in August 2002, is currently the Vice President, Client Services at Private Healthcare Systems (PHCS), a privately-held preferred provider organization, and is responsible for leading a team of account managers and field marketing staff to retain and increase existing customer revenue. Mr. Zaffiris joined PHCS in early 1998, and has more than 10 years of healthcare experience, including client management, sales, marketing and customer service. Before joining PHCS, he worked for the National Account Service Company, Blue Cross Blue Shield of Florida, and served as a Lieutenant in the United States Navy. Mr. Zaffiris received a B.S. in Political Science from the United States Naval Academy.

        Kenn S. George has been nominated to become one of our directors. Mr. George recently finished two terms as a State Representative in the Texas House of Representatives. From 1996-2001, he was General Partner of Riverside Acquisitions L.L.C. and was active in commercial real estate, financial and land transactions. From 1994-1995 Mr. George was Chairman and Chief Executive Officer of Ameristat, Inc. the largest private ambulance provider in the state of Texas. From 1988-1994 he was Chairman and Chief Executive Officer of EPIC Healthcare Group, an owner of 36 suburban/rural acute care hospitals with 15,000 employees and $1.4 billion in revenues. Mr. George currently serves on the Board of Directors of Superior Consulting Company and Sonny Bryan's Smokehouse, Inc. Mr. George has an M.B.A. from the University of Texas at Austin and a B.A. from Washington and Lee University.

Committees of the Board of Directors

        Our Board maintains four standing committees: Audit, Compensation, Corporate Governance and Medical Committee. All committees report on their activities to our Board and serve at the pleasure of our Board.

        Audit Committee.    The Audit Committee monitors the integrity of our financial statements, the independence and qualifications of the independent auditors, our compliance with legal and regulatory requirements and the effectiveness of our internal controls. The Audit Committee is also responsible for retaining, evaluating, and, if appropriate, recommending the termination of our independent auditors.

        Our Board of Directors has determined that J. French Hill, one of our Directors and member of the Audit Committee, qualifies as a "financial expert." This determination was based upon Mr. Hill's

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  understanding of generally accepted accounting principles and financial statements;

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  ability to assess the general application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves;

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  experience preparing, auditing, analyzing or evaluating financial statements that present the breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities;

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  understanding of internal controls and procedures for financial reporting; and

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  understanding of Audit Committee functions.

Mr. Hill's experience and qualification as a financial expert were acquired through his extensive background in financial analysis, investment banking, finance and commercial banking. He has also participated in the preparation of financial statements and registration statements filed with the Securities and Exchange Commission. Mr. Hill also currently serves on two other Audit Committees where he has oversight responsibility of the financial statements and works with the internal accountants and external auditors or audit and accounting matters.

        In the performance of its functions, our Audit Committee

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  reviewed and discussed the audited consolidated financial statements for 2002 with our Board of Directors,

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  received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 and discussed with the independent accountants their independence, and

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  recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2002 be included in our annual report on Form 10-KSB for filing with the Securities and Exchange Commission.

        No matters described within the scope of Statement on Auditing Standards 61, Communications with Audit Committees, arose during 2002 that required discussion with our independent accountants. The Audit Committee considered whether the non-financial statement audit services provided by our independent accountants affected their independence. Each member of the Audit Committee is an "independent director" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee's written charter is attached to this Proxy Statement as Appendix A. The Audit Committee formally met four times with our Board of Directors during 2002. Our Audit Committee is currently comprised of:

        Eugene E. Becker                        J. French Hill                        Kent H. Webb

        Compensation Committee.    The Compensation Committee reviews and approves compensation and benefits policies and objectives, determines whether our officers, directors and employees are compensated according to these objectives, and carries out the Board's responsibilities relating to the compensation of our officers. The Compensation Committee held four meetings with our Board of Directors during 2002. The Compensation Committee is comprised of Ms. Henkels and Messrs Becker, Webb and Eliopoulos.

        Corporate Governance.    The Corporate Governance Committee is responsible for developing and recommending to the Board a set of corporate governance principles, and playing a general leadership role in our corporate governance. The Corporate Governance Committee was formed in 2003. The Corporate Governance Committee is currently comprised of Messrs. Becker, Hill and May.

        Medical Committee.    The Medical Committee is responsible for the development and monitoring of medical provider relations. The Medical Committee was formed in fiscal 2003. The Medical Committee is currently comprised of Messrs. Webb, Zaffiris and Rhodes.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers, and persons who own more than 10% of our common stock or other registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of the forms we received covering purchase and sale transactions in our common stock during 2002, we believe that each person who, at any time during 2002, was a director, executive officer, or beneficial owner of more than 10% of our common stock complied with all Section 16(a) filing requirements during 2002, except as follows. Judith H. Henkels and Leland S. Chaffin, Jr., wife and husband, failed to timely report sale transactions in each of July, September and October 2002, David P. May failed to timely report a purchase transaction in October 2002 and Kent H. Webb failed to timely report a purchase transaction in June 2002.

Code of Ethics

        On January 29, 2003, our Board of Directors adopted our code of ethics that applies to all of our employees and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. A copy of the portion of this code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions may be obtained by written request addressed to David P. May, Corporate Secretary, Precis, Inc., 2040 North Highway 360, Grand Prairie, Texas 75050.

Meetings of the Board of Directors

        During 2002, our Board of Directors held four meetings and took action three times through unanimous approval of a written record and memorandum of action in lieu of meeting. All of the directors were present at the meetings. The Board established the Compensation Committee and Audit Committee in 1999 and the Corporate Governance Committee and Medical Committee in 2003.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers Compensation

        Summary Compensation Table.    The following table sets forth the compensation during 2002, 2001 and 1999, paid or accrued, of our Chief Executive Officer, and our four other most highly compensated officers, including the executive officers of our subsidiaries.

		Annual Compensation(1)				Long-Term Compensation Awards
Name Principal Position	Year	Salary(2)		Bonus(3)		Shares of Common Stock Underlying Options Granted
Judith H. Henkels Chairman of the Board, Chief Executive Officer and President(4)	2002 2001 2000	$ $ $	160,000 150,000 147,250	$ $ $	50,000 80,000 176,395	— 10,000 —
David P. May Secretary, Vice President and General Counsel and President of Foresight	2002 2001 2000		$91,042 — —		$50,000 — —	125,000 — —
Mary L. Kelly Vice President of Operations of Capella	2002 2001 2000	$ $ $	95,000 85,000 82,893	$ $ $	50,000 80,000 65,717	— — —
Bobby R. Rhodes Vice President of Provider Relations of Capella	2002 2001 2000	$ $ $	95,000 85,000 82,893	$ $ $	50,000 80,000 51,408	— 10,000 —
Leland S. Chaffin, Jr. Vice President of MIS of Capella	2002 2001 2000	$ $ $	95,000 85,000 34,485	$ $ $	50,000 80,000 40,256	— — —

(1)
The named person received additional non-cash compensation, perquisites and other personal benefits; however, the aggregate amount and value thereof did not exceed 10% of the total annual salary and bonus paid to and accrued for the named executive officer during the year.
(2)
Dollar value of base salary (both cash and non-cash) earned during the year.
(3)
Dollar value of bonus (both cash and non-cash) earned during the year
(4)
In February 2002, Ms. Henkels was appointed to serve as our Chairman of the Board, Chief Executive Officer and President. Ms. Henkels has served as our President since June 8, 2001.

Aggregate Option Grants and Exercises in 2002 and Year-End Option Values

        On February 26, 2002, we granted stock options to David P. May under our 1999 stock option plan exercisable for the purchase of 100,000 shares of our common stock at $9.50 per share. Also, on

November 4, 2002, Mr. May was granted stock options exercisable for the purchase of 25,000 shares of our common stock for $5.06 per share.

Name Principal Position	Number of Shares Underlying Options Granted		Percent of Options Granted to Employees in 2002		Exercise Price Per Share(1)		Expiration Date	Grant Date Present Value(2)
David P. May	25,000 100,000	(3)	8.2 32.7	% %	$ $	5.06 9.50	11/04/06 02/26/06	$ $	51,500 386,000

(1)
The exercise price for all options shown was the market price of our common stock on the date of grant.

(2)
The grant date present value was determined by using the Black-Scholes option pricing model, as adapted for use in valuing stock options. The estimated values under the Black-Scholes model are based on assumptions as to certain variables. Expected stock price volatility was assumed to be 40% for options expiring on each of November 4, 2006 and February 26, 2006 and the risk-free rate of return was assumed to be 3.74% for options expiring on each of February 26, 2006 and on November 4, 2006. The exercise date for the options is assumed to be the fifth anniversary of the date of grant, and the dividend yield is assumed to be zero. The actual value, if any, Mr. May may realize will depend on the excess of the stock price over the exercise price on the option is exercised. Therefore, there is no assurance that the value realized by Mr. May will be at or near the value estimated by the Black-scholes model reflected in the table.

(3)
The options are subject to a four-year vesting schedule, subject to certain exceptions (including the requirement of continued employment), with one-fourth becoming exercisable on January 1 of each of 2003, 2004, 2005 and 2006.

        Aggregate Stock Option Exercise and Year-End Option Values.    The following table sets forth information related to the number and value of options held by the named person at December 31, 2002. During 2002, no options to purchase our common stock were exercised by the named person.

			Value of Unexercised In-The-Money Options As Of December 31, 2002(1)
	Number of Unexercised Options As Of December 31, 2002
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Judith H. Henkels	10,000	—	$16,100	—
David P. May	25,000	100,000	$11,500	—
Bobby Rhodes	10,000	—	$19,700	—

(1)
The closing sale price of our common stock as reported on the NASDAQ SmallCap Market on December 31, 2002 was $5.52. The per-share value is calculated based on the applicable closing sale price per share, minus the exercise price, multiplied by the number of shares of common stock underlying the options.

EQUITY COMPENSATION PLANS

        1999 STOCK OPTION PLAN.    For the benefit of our employees, employee directors and consultants, we adopted the Precis Smart Card Systems, Inc. 1999 Stock Option Plan (the "stock option plan" or the "plan"). The plan provides for the issuance of options intended to qualify as incentive stock options for federal income tax purposes to our employees and non-employees, including employees who also serve as our directors, this does not include non-employee directors. Qualification of the grant of options under the plan as incentive stock options

        Our board of directors administers and interprets the plan (unless delegated to a committee) and has authority to grant options to all eligible participants and determine the types of options granted, the terms, restrictions and conditions of the options at the time of grant.

        The exercise price of options may not be less than 85% of the fair market value of our common stock on the date of grant of the option and to qualify as an incentive stock option may not be less than the fair market value of common stock on the date of the grant of the incentive stock option. Upon the exercise of an option, the exercise price must be paid in full, in cash, in our common stock (at the fair market value thereof) or a combination thereof.

        Options qualifying as incentive stock options are exercisable only by an option holder during the period ending three months after the option holder ceases to be our employee or non-employee service provider. However, in the event of death or disability of the option holder, the incentive stock options are exercisable for one year following death or disability. In any event options may not be exercised beyond the expiration date of the options. Options may be granted to our key management employees, key professional employees or key professional non-employee service providers, although options granted non-employee directors do not qualify as incentive stock options. No option may be granted after December 31, 2008. Options are not transferable except by will or by the laws of descent and distribution.

        All outstanding options granted under the plan will become fully vested and immediately exercisable if (i) within any 12-month period, we sell an amount of common stock that exceeds 50% of the number of shares of common stock outstanding immediately before the 12-month period or (ii) a "change of control" occurs. For purposes of the plan, a "change of control" is defined as the acquisition in a transaction or series of transactions by any person, entity or group (two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring our securities) of beneficial ownership of 50% or more (or less than 50% as determined by a majority of our directors) of either the then outstanding shares of our common stock or the combined voting power of our then outstanding voting securities.

        2002 NON-EMPLOYEE STOCK OPTION PLAN.    Effective May 31, 2002 our board of directors approved the Precis, Inc. 2002 Non-Employee Stock Option Plan (the "2002 Stock Option Plan") and was approved by our shareholders on July 29, 2002. Our employees who also serve as our directors are not eligible to receive stock option under this plan. The purpose of the 2002 Stock Option Plan is to strengthen our ability to attract and retain the services of individuals that serve as our non-employee directors, consultants and other advisors that are essential to our long-term growth and financial success and thereby to enhance shareholder value through the grant of stock options. The total number of shares of common stock authorized and reserved for issuance upon exercise of options granted under the 2002 Stock Option Plan is 500,000.

        Our Board of Directors administers and interprets the 2002 Stock Option Plan and has authority to grant options to eligible recipients and determine the basis upon which the options are to be granted and the terms, restrictions and conditions of the options at the time of grant. Options granted are exercisable in such amounts, at such intervals and upon such terms as the option grant provides. The per share purchase price of the common stock under the options is determined by our board of directors; however, the purchase price may not be less than the closing sale price of our common stock on the date of grant of the option. Upon the exercise of an option, the stock purchase price must be paid in full, in cash by check or in our common stock held by the option holder for more than six months or a combination of cash and common stock.

        Options granted under the 2002 Stock Option Plan may not under any circumstance be exercised after 10 years from the date of grant and no option may be granted after March 31, 2007. Options are not transferable except by will, by the laws of descent and distribution, by gift or a domestic relations order to a "family member." Family member transfers include transfers to parents (and in-laws) to nieces and nephews (adopted or otherwise) as well as trusts, foundations and other entities principally for their benefit.

        2002 IMR STOCK OPTION PLAN.    Effective March 15, 2002 our board of directors approved the Precis, Inc. 2002 IMR Stock Option Plan (the "IMR Plan") and was approved by our shareholders on July 29, 2002. The purpose of the IMR Plan is to strengthen our ability to attract and retain independent marketing representatives, to furnish additional incentive to our independent marketing representatives who are significantly responsible for our success, and thereby to enhance shareholder value. The IMR Plan provides for the grant of stock options to our independent marketing representatives. Our employees and directors are not eligible to participate in the IMR Plan. The total number of shares of common stock authorized and reserved for issuance upon exercise of options granted under the IMR Plan is 500,000.

        On January 29, 2003, the Board of Directors approved a motion for the discontinuance effective June 1, 2003, of any further stock option grants under the 2002 IMR Sock Option Plan.

        Our board of directors administers and interprets the IMR Plan and has the authority to grant options to all eligible independent marketing representatives, and determine the basis upon which the options are to be granted and the terms, restrictions and conditions of the options at the time of grant. Options granted under the IMR Plan are exercisable in such amounts, at such intervals and upon such terms as the option grant provides. The purchase price of the common stock under the option is determined by our board of directors; however, the purchase price may not be less than lowest closing sale price of the common stock on the date of grant of the option or during a period of up to three months following grant of the option. Upon the exercise of an option, the stock purchase price must be paid in full.

        Options granted under the IMR Plan may not under any circumstance be exercised after five years from the date of grant. Subject to the foregoing, options are exercisable only by independent marketing representatives who are in "good standing" at the time of exercise. To be in good standing, an independent marketing representative must

  •
  be in active status at the time of grant and exercise of the option,

  •
  maintain his or her membership in Care Entrée program and

  •
  comply with our the policies and procedures and the terms and conditions of the independent marketing representative's agreement with us.

        No option under the IMR Plan may be granted after March 31, 2007. Options are not transferable except by will or by the laws of descent and distribution.

        SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.    The following table sets forth as of June 1, 2003, information related to each category of equity compensation plan approved or not approved by our shareholders, including individual compensation arrangements with our non-employee directors. The equity compensation plans approved by our shareholders are our 1999 Stock Option Plan, 2002 Non-Employee Stock Option Plan, 2002 IMR Stock Option Plan and the stock option agreement entered into with Barron Chase Securities, Inc. in connection with our merger-acquisition of Foresight, Inc. All stock options, warrants and rights to acquire our equity securities are exercisable for or represent the right to purchase our common stock.

Plan Category	Number of Shares Underlying Unexercised Options and Warrants	Weighted-Average Exercise Price of Outstanding Options and Warrants	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans(1)
Equity compensation plans approved by our shareholders:
2002 Non employee stock option plan	•	•	•
2002 IMR stock option plan	•	•	•
1999 stock option plan	•	•	•
Barron Chase Securities stock option agreement(2)	183,000	$9.37	—

	•	•	•

Equity compensation plans not approved by our shareholders:
Stock option grants to non-employee directors in 2000 and 2001(3)	•	•	—
Stock options granted to employees in 1997 and 1998(4)	7,410	$4.87	—
Warrants issued to Barron Chase Securities and its assigns in 2000 related to our initial public offering(5)	83,500	$9.00	—

	192,910	$5.48	—

Total	878,073	$6.76	1,057,212

(1)
The number of shares of our common stock remaining available for issuance under equity compensation plans is after excluding the number of securities to be issued upon exercise of outstanding options and warrants

(2)
The stock option agreement was entered into with Barron Chase Securities, Inc. in connection with our merger-acquisition of Foresight, Inc. that was approved by our shareholders in November 2000.

(3)
The stock options were granted in lieu of cash compensation for the services of our non-employee directors. The purchase price of the shares was equal to or in excess of the closing sale price of our common stock on the grant date of the stock option grants.

(4)
The stock options were granted to employees during 1997 and 1998 as part of their compensation for services provided.

(5)
The warrants were issued to Barron Chase Securities and its assigns as compensation for the underwriting services of Barron Chase Securities associated with our initial public offering that was completed in February 2000.

DIRECTOR LIABILITY AND INDEMNIFICATION

        As permitted by the provisions of the Oklahoma General Corporation Act, our Certificate of Incorporation eliminates the monetary liability of our directors for a breach of their fiduciary duty as directors. However, these provisions do not eliminate our director's liability

  •
  for a breach of the director's duty of loyalty to us or our shareholders,

  •
  for acts or omissions by a director not in good faith or which involve intentional misconduct or a knowing violation of law,

  •
  arising under Section 1053 of the Oklahoma General Corporation Act relating to the declaration of dividends and purchase or redemption of shares in violation of the Oklahoma General Corporation Act, or

  •
  for any transaction from which the director derived an improper personal benefit.

        In addition, these provisions do not eliminate liability of a director for violations of federal securities laws, nor do they limit our rights or our shareholders rights, in appropriate circumstances, to seek equitable remedies including injunctive or other forms of non-monetary relief. These remedies may not be effective in all cases.

        Our bylaws require us to indemnify all of our directors and officers. Under these provisions, when an individual in his or her capacity as an officer or a director is made or threatened to be made a party to any suit or proceeding, the individual may be indemnified if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to our best interest. Our bylaws further provide that this indemnification is not exclusive of any other rights to which the individual may be entitled. Insofar as indemnification for liabilities arising under our bylaws or otherwise may be permitted to our directors and officers, we have been advised that in the opinion of the Securities and Exchange Commission the indemnification is against public policy and is, therefore, unenforceable.

        We have entered into indemnification agreements with each of our directors and executive officers. Under these indemnification agreements we have agreed to pay on behalf of the indemnitee, and his or her executors, administrators and heirs, any amount that he or she is or becomes legally obligated to pay because the

  •
  indemnitee served as one of our directors or officers, or served as a director, officer, employee or agent of a corporation, partnership, joint venture, trust or other enterprise at our request or

  •
  indemnitee was involved in any threatened, pending or completed action, suit or proceeding by us or in our right to procure a judgment in our favor by reason that the indemnitee served as one of our directors or officers, or served as a director, officer, employee or agent of a corporation, partnership, joint venture, trust or other enterprise at our request.

        To be entitled to indemnification, indemnitee must have acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. In addition, no indemnification is required if the indemnitee is determined to be liable to us unless the court in which the legal proceeding was brought determines that the indemnitee was entitled to indemnification. The costs and expenses covered by these agreements include expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement, attorneys' fees and disbursements, judgments, fines, penalties and expenses of enforcement of the indemnification rights.

        We maintain insurance to protect our directors and officers against liability asserted against them in their official capacities for event occurring after June 7, 2001. Such insurance protection covers claims and any related defense costs of up to $6,000,000 based on alleged or actual securities law violations, other than intentional dishonest or fraudulent acts or omissions, or any willful violation of any statute, rule or law, or claims arising out of any improper profit, remuneration or advantage derived by an insured director or officer.

EMPLOYMENT ARRANGEMENTS AND LACK OF KEYMAN INSURANCE

        A condition of the acquisition of The Capella Group, Inc., we entered into employment agreements with each of Judith H. Henkels, Mary L. Kelly, Bobby R. Rhodes, Leland S. Chaffin, Jr. Each agreement is for a three-year term; however, the term is automatically extended for additional one-year terms, unless we or the employee gives six-month advance notice of termination. These agreements provide, among other things,

  •
  an annual base salary of increasing to $160,000 in 2002 for Ms. Henkels, $95,000 in 2002 for Ms. Kelly and Messrs. Rhodes and Chaffin;

  •
  setting aside an amount equal to 15% of the Capella Group's earnings before interest and taxes to be distributed to employees and officers of Capella Group at the discretion of its Board of Directors;

  •
  entitlement to fringe benefits including medical and insurance benefits and participation in our 401(k) plan and MSA plan and any other benefit plan we establish; and

  •
  limited salary continuation during any period of temporary or permanent disability, illness or incapacity to substantially perform the services required under the agreement or in the event of employee's death.

        These agreements require the employee to devote the required time and attention to our business and affairs necessary to carry out her or his responsibilities and duties. The employee may hold executive positions with other entities and own interests in, manage or otherwise operate other businesses, so long as the employee does not directly compete with us. Each agreement may be terminated by the employee upon 90-day advance notice or by us upon 30-day advance notice for "good cause" or failure to correct of any breach or default within the 30 days.

        Under all of these agreements, "good cause" includes commitment of a felony (excepting any felony traffic offense) or any crime directly related to the employment which causes a substantial detriment to us, actions contrary to our best interest, willful failure to take actions permitted by law and necessary to implement our written policies, continued failure or refusal to attend to duties, or willful misconduct materially and demonstrably injurious to the Company, financially or otherwise.

        We do not maintain any keyman insurance on the life or disability of our executive officers. We will consider on a periodic basis whether we will be required to maintain keyman insurance.

COMPENSATION OF DIRECTORS

        Other than through the receipt of discretionary stock option grants, our directors are not compensated for attending board or committee meetings. Directors who are also our employees receive no additional compensation for serving as directors or on committees. We reimburse our directors for travel and out-of-pocket expenses in connection with their attendance at meetings of our board.

        On February 26, 2002, our Vice President and General Counsel and Corporate Secretary and one of our directors, David P. May, was granted five-year options exercisable for the purchase of 100,000 shares of our common stock for $9.50 per share on February 26, 2002 and five-year stock options exercisable for the purchase of 25,000 shares of our common stock for $5.06 on November 4, 2002. On July 30, 2002, we granted five-year options exercisable for the purchase of 25,000 shares of our common stock for $7.65 per share to our directors, Mr. Becker, Dr. Webb, and Mr. Zaffiris, and former director, Michael E. Dunn. In addition, we granted five-year options exercisable for the purchase of 12,000 shares of our common stock for $5.06 per share to Dr. Webb as our Medical Director. On January 29, 2003, we granted five-year options for the purchase of 25,000 shares of our common stock for $3.97 per share to our director, J. French Hill.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table presents, as of May 1, 2003, information related to the beneficial ownership of our common stock of (i) each person who is known to us to be the beneficial owner of more than 5% of our common stock, (ii) each of our directors and executive officers, and (iii) all of our executive officers and directors as a group, together with their percentage holdings of the outstanding shares. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated, and there are no family relationships amongst our executive officers and directors. For purposes of the following table, the number of shares and percent of ownership of our outstanding common stock that the named person beneficially owns includes shares of our common stock that the person has the right to acquire within 60 days of the above-mentioned date pursuant to the exercise of stock options and warrants, and are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.

As of June 1, 2003
Name (and Address) of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Outstanding Shares(1)(2)
Judith H. Henkels and Leland S. Chaffin, Jr.(3) 2040 North Highway 360 Grand Prairie, Texas 75050	•	•	%
Kent H. Webb, M.D.(4)	•	•	%
David P. May(5)	•	*
Eugene E. Becker(6)	•	*
Nicholas J. Zaffiris(6)	•	*
J. French Hill(6)	•	*
Dino Eliopoulos	•	*
Executive Officers and Directors as a Group (seven persons)(7)	•	•	%

*
Less than 1%.

(1)
Shares not outstanding but deemed beneficially owned by virtue of the right of the named person to acquire the shares within 60 days of June 1, 2003 are treated as outstanding for determining the amount and percentage of common stock owned by the person. Based upon our knowledge, each named person has sole voting and sole investment power with respect to the shares shown except as noted, subject to community property laws, where applicable.

(2)
The percentage shown was rounded to the nearest one-tenth of one percent, based upon    •    shares of common stock being outstanding.

(3)
Judith H. Henkels and Leland S. Chaffin, Jr. are married and reside in Texas, a community property state. Ms. Henkels is our Chief Executive Officer and President and Chairman of the Board of Directors. Ms. Henkels and Mr. Chaffin are deemed to beneficially own the same number of beneficially owned shares. The beneficially owned shares and percentage of outstanding shares include (i)     •    shares of common stock owned by Ms. Henkels, (ii)     •    shares of common stock owned by Mr. Chaffin, and (iii) 10,000 shares issuable upon exercise of stock options held by Ms. Henkels.

(4)
Dr. Webb is one of our directors. The beneficially owned shares and the percentage of outstanding shares include (i)     •    shares of common stock owned by Dr. Webb, (ii) 69,000 shares of common stock issuable upon exercise of stock options.

(5)
Mr. May is our Vice President and General Counsel and one of our directors. The beneficially owned shares and percentage of outstanding shares include (i) 3,100 shares of common stock and (ii) 50,000 shares issuable upon exercise of stock options held by Mr. May.

(6)
The named person is one of our directors. The beneficially owned shares and percentage of outstanding shares include 25,000 shares issuable upon exercise of stock options held by the named person.

(7)
The beneficially owned shares and the percentage of outstanding shares include the shares beneficially owned by each of our executive officers and directors as described in footnotes (3) through (6).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Contained below is a description of transactions and proposed transactions we entered into with our officers, directors and shareholders that beneficially own more than 5% of our common stock during 2002 and 2001. These transactions will continue in effect and may result in conflicts of interest between us and these individuals. Although our officers and directors have fiduciary duties to us and our shareholders, there can be no assurance that conflicts of interest will always be resolved in favor of us and our shareholders.

        For legal services rendered during 2001 and 2002, we paid the firm of Dunn Swan & Cunningham, our legal counsel, $110,789 and $147,354 during 2001 and 2002, respectively. Michael E. Dunn is a member of the firm of Dunn Swan & Cunningham and served as one of our directors during 2002 and 2001.

        Pursuant to the Agreement and Plan of Merger, dated March 21, 2000 (as amended), on December 7, 2000 we acquired Foresight, Inc. In connection with the acquisition of Foresight, (i) on December 7, 2000, we issued and delivered 166,667 shares of our Series A preferred stock and 450,000 shares of our common stock to Paul A. Kruger, and 50,000 shares of our common stock to Mark R. Kidd, and (ii) on June 8, 2001 we issued and delivered to Messrs. Kruger and Kidd 1,156,250 and 93,750 shares, respectively, of our common stock, and (iii) on February 7, 2002 we issued and delivered to Messrs. Kruger and Kidd 1,891,214 and 101,514 shares, respectively, of our common stock (one share of our common stock for each dollar of the greater of our and Capella Group's combined or consolidated 2001 income before income tax expense, plus the goodwill amortization attributable to the acquisition of Foresight and Capella Group, in excess of $1,750,000). Messrs. Kruger and Kidd are the former shareholders of Foresight. They acquired their ownership of Foresight by exchanging their ownership in Universal Marketing Services, Inc. for the capital stock of Foresight.

        Pursuant to the Agreement and Plan of Merger dated March 23, 2001, we acquired The Capella Group, Inc. on June 8, 2001. In connection with this acquisition, on June 8, 2001, (i) we paid Judith H. Henkels, Leland S. Chaffin, Jr. (the husband of Ms. Henkels), Bobby R. Rhodes and Mary Kelly $1,424,185, $198,881, $167,481, and $257,481 respectively, (ii) we issued and delivered to Ms. Henkels a $600,000 promissory note and to each of Ms. Kelly and Messrs. Chaffin and Rhodes $100,000 promissory notes, and (iii) we issued and delivered to Ms. Henkels 1,500,000 shares of our common stock and to each of Ms. Kelly and Messrs. Chaffin and Rhodes 250,000 shares of our common stock. Furthermore, on February 7, 2002, we issued and delivered to Ms. Henkels 1,651,053 shares of our common stock and to each of Ms. Kelly and Messrs. Chaffin and Rhodes 271,009 shares of our common stock (one share of our common stock for each dollar of Capella Group's 2001 income before income tax expense in excess of $1,275,000). On December 15, 2001, we paid the promissory notes in full and paid accrued interest to Ms. Henkels of $19,096 and to each of Ms. Kelly and Messrs. Chaffin and Rhodes accrued interest of $3,183.

        On January 3, 2001, we entered into consulting agreements with each of our former directors, Larry E. Howell and John Simonelli. For our acquisition of any entity introduction to us or our affiliate during the terms of these agreements, each of Messrs. Howell and Simonelli will be entitled to receive a fee of (i) 2.5% of up to $1 million of value paid or received in the transaction, (ii) 2% of the next $1 million of value, (iii) 1.5% of the next $1 million of value, (iv) 1% of the next $1 million of value, and (v) 0.5% of the value in excess of $4 million. They are also entitled to reimbursement of reasonable expenses and provided an office, secretarial support, equipment and supplies at our cost. These agreements are for three-year terms ending December 31, 2003, automatically extendable for one-year periods after 2003, unless six-month advance notice of termination is give by us or Mr. Howell or Mr. Simonelli. They are required to maintain confidentiality of any and all non-public information provided to them by us. With respect to the acquisition of Foresight, Inc., each of Messrs. Howell and Simonelli were paid $60,000 in January 2001. Furthermore, with respect to the acquisition of Capella Group, each of Messrs. Howell and Simonelli were paid $128,795 in June 2001 and $61,540 in February 2002.

PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        Our Board of Directors has appointed Murrell Hall McIntosh & Co., PLLP as our independent accountants for the year ending December 31, 2003. Murrell Hall McIntosh & Co., PLLP has been our independent accountants and auditor since 1999 and the independent accountants of The Capella Group, Inc. since January 2001. A proposal will be presented at the Annual Meeting asking you and our other shareholders to ratify the appointment of Murrell Hall McIntosh & Co., PLLP as our independent accountants and auditor. If our shareholders do not ratify the appointment Murrell Hall McIntosh & Co., PLLP, our Board will reconsider the appointment.

        A representative of Murrell Hall McIntosh & Co., PLLP will be present at the Annual Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

Independent Accountants' Fees

        The following categories of aggregate fees were billed by Murrell Hall McIntosh & Co., PLLP for professional services, our auditors for the years ended December 31, 2002, 2001, and 2000:

•
Audit Fees—Approximately, $45,000 for services rendered for the annual audit of our 2002 consolidated financial statements and review of the financial statements included in our quarterly reports on Form 10-QSB for the interim periods ending March 30, June 30 and September 30, 2002, and

•
All Other Fees—$16,415 for tax services and $6,945 for non-financial statement audit services related to the merger-acquisition of Foresight, Inc., and for all other services consisting primarily of assistance not associated with the 2002 financial statements.

The Audit Committee considered whether the providing of the non-financial statement audit services was compatible with maintaining the independence of Murrell Hall McIntosh & Co., PLLP. No fees were billed for services rendered in connection with the design or implementation of hardware or software systems that aggregate source data underlying the financial statements or generate information that is significant to the financial statements taken as a whole. Although we expect to utilize the services of Murrell Hall McIntosh & Co., PLLP and possibly other firms to assist in non-financial statement audit services on an as-needed basis, our management makes all decisions with respect to the need for this assistance and for designing, establishing and maintaining our information systems and system of internal accounting controls.

Required Vote

        The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on this proposal is required for the adoption of this proposal. Abstentions and broker non-votes will not be tabulated as negative votes on this proposal, but will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting and whether this proposal has received the vote of a majority of the shares present at the Annual Meeting.

Recommendation of Our Board of Directors

        Our Board of Directors recommends a vote "FOR" ratification of the appointment of Murrell Hall McIntosh & Co., PLLP as our independent accountants and auditor. Proxies solicited by the Board of Directors of the Company will be so voted unless shareholders specify a contrary choice.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION

	2/10/00	12/31/00	12/31/01	12/31/02
PRECIS, INC.	100.00	15.25	165.42	74.86
DOW JONES CONSUMER/HOUSEHOLD SERVICES INDEX	100.00	66.11	95.32	85.42
RUSSELL MIDCAP INDEX	100.00	110.48	102.74	84.80

OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING

        Our Board of Directors knows of no business that will be presented for action at the Annual Meeting other than that described in the Notice of Annual Meeting of Shareholders and this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxies as they deem advisable in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

        Under the existing rules of the Securities and Exchange Commission, one or more of our shareholders may present proposals on any matter that is a proper subject for consideration by our shareholders at the 2003 annual meeting of our shareholders, which we currently anticipates will be held on July 29, 2003. In order to be included in the proxy statement (or disclosure statement in the event proxies are not solicited by our Board of Directors) for the 2004 annual meeting of our shareholders, a proposal must be received by April 1, 2004. It is suggested that if you as one of our shareholders desire to submit a proposal you should do so by sending the proposal certified mail, return receipt requested, addressed to our Corporate Secretary at our principal office, 2040 North Highway 360, Grand Prairie, Texas 75050. Detailed information for submitting proposals will be provided upon written request, addressed to our Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549-1004, and at its regional offices at 233 Broadway, New York, New York 10279 and at 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. We distribute to our shareholders annual reports containing financial statements audited by our independent public accountants and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as "EDGAR") system and are publicly available on the Securities and Exchange Commission's site on the Internet, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

        Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Precis, Inc. at 2040 North Highway 360, Grand Prairie, Texas 75050, telephone: (972) 522-2008. To obtain timely delivery, any information must be requested no later than five business days before the Annual Meeting.

        Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      David P. May
                      Corporate Secretary

June     •    , 2003

        A copy of our Annual Report, which includes our Form 10-KSB (without exhibits) for the fiscal year ended December 31, 2002, accompany this Proxy Statement.

APPENDIX A

AUDIT COMMITTEE CHARTER
OF
PRECIS, INC.

(Amended and Restated January 29, 2003)

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Precis, Inc. (the "Company") will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

        The Committee will be comprised of three or more directors as determined by the Board. The members of the Committee will meet the independence and experience requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder by the U.S. Securities and Exchange Commission (the "SEC"), NASDAQ Stock Market, Inc. ("NASDAQ"). The members of the Committee will be elected annually at the meeting of the full Board following the Company's annual shareholders meeting and will be listed in the annual report to shareholders. One of the members will be elected Committee Chair by the Board.

RESPONSIBILITY

        The Committee is a part of the Board. The Committee's primary function is to assist the Board in fulfilling and improving its oversight responsibilities with respect to (i) the appointment, compensation, and over-sight of the work of the Company's independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) the annual and quarterly financial information and corporate disclosures to be provided to shareholders and the SEC and the accuracy and reliability of the financial information and disclosures; (iii) the system of internal controls that management has established; and (iv) the internal and external audit process. In addition, the Committee provides a line of communication between the Company's independent accountants, accounting staff, financial management and the Board. The Committee should have a clear understanding with the Board and the independent accountants that the ultimate accountability of the independent accountants is to the Board and the Committee. The independent accountants are required to report directly to the Committee. The Committee will make regular reports to the Board concerning its activities.

        While the Committee has the responsibilities and powers set forth in this Charter, the Committee's duties do not include the planning or conduct of audits or determination that the Company's financial statements are in accordance with generally accepted accounting principles. This is the responsibility of the Company's Chief Executive Officer and Chief Financial Officer and independent accountants. Furthermore, unless otherwise authorized and approved by the Board, the Committee's duties do not require the Committee to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

        The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee. Furthermore, the Committee is granted the authority to resolve disagreements, if any, between management and the independent accountants.

MEETINGS

        The Committee shall meet as frequently as the Committee deems necessary, but not less than four times each year, to carry out its duties and responsibilities. Content of the agenda for each meeting shall be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the Chief Financial Officer, independent accountants and internal accounting staff at least once each year and more frequently as considered appropriate by the Committee.

ATTENDANCE

        Committee members will strive to be present at all meetings, either in person or by telephonic communications. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants and internal accounting staff be present at Committee meetings.

SPECIFIC DUTIES

        In carrying out its oversight responsibilities, the Committee's duties and responsibilities include the following:

        1.     The selection, appointment, retention and termination of the Company's independent accountants. The Company's independent accountants must be registered with the Public Company Accounting Oversight Board.

        2.     The administration of the engagements of the Company's independent accountants. In connection with audit, review and attest reports required under the securities laws (which may entail providing comfort letters in connection with securities underwritings or statutory audits for purposes of state regulatory compliance), the Committee shall pre-approve such engagement. The Committee's pre-approval of the audit, review and attest services by the Company's independent accountants may be on a broad basis. With respect to non-audit services, the Committee shall establish pre-approval policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the Company's independent accountants. Non-audit service engagements (i.e., engagements for the providing of services unrelated to the audit, review and attest reports under the securities laws) shall be pre-approved, either:

  (i)
  Before the independent accountant is engaged by the Company (or its subsidiary) to render the service, the engagement is approved by the Committee; or

  (ii)
  The engagement to render the service is entered into pursuant to pre-approval policies and procedures established by the Committee, provided the Committee is informed of each service.

        Notwithstanding the foregoing, the pre-approval requirement may be waived by the Committee with respect to the provision of non-audit services provided:

  (i)
  the aggregate amount of all the non-audit services provided by the Company's independent accountants constitutes not more than 5% of the total amount of revenues paid by the Company to the independent accountants during the fiscal year in which the non-audit services are provided;

  (ii)
  the services were not recognized by the Company at the time of the engagement to be non-audit services; and

  (iii)
  the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant the approval has been delegated by the Committee.

        Notwithstanding the foregoing, the independent accountants shall not be permitted to provide and the Committee shall not approve the providing by the Company's independent accountants of the following non-audit services:

  •
  Bookkeeping or other services related to the accounting records or financial statements of the Company—Any service, where it is reasonably likely that the results of the service will be subject to audit procedures during an audit of the Company's financial statements, including:

  •
  maintaining or preparing the Company's accounting records;

  •
  preparing the Company's financial statements that are filed with the SEC or form the basis of financial statements filed with the SEC; or

  •
  preparing or originating source data underlying the Company's financial statements.

  •
  Financial information systems design and implementation—

  •
  Directly or indirectly, operating, or supervising the operation of, the Company's information system or managing the Company's local area network.

  •
  Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements or other financial information systems taken as a whole.

  •
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports—Any appraisal service, valuation service or any service involving a fairness opinion or contribution-in-kind report for the Company, where it is reasonably likely that the results of these services will be subject to audit procedures during an audit of the Company's financial statements.

  •
  Actuarial services—Any actuarially-oriented advisory service involving the determination of amounts recorded in the financial statements and related accounts for the Company, where it is reasonably likely that the results of these services will be subject to audit procedures during an audit of the Company's financial statements.

  •
  Internal audit outsourcing services—Any internal audit services related to the internal accounting controls, financial systems, or financial statements, for an Company.

  •
  Management functions—Acting, temporarily or permanently, as a director, officer, or employee of the Company, or performing any decision-making, supervisory, or ongoing monitoring function for the Company.

  •
  Human resources—

  •
  Searching for or seeking out prospective candidates for managerial, executive, or director positions;

  •
  Engaging in psychological testing, or other formal testing or evaluation programs;

  •
  Undertaking reference checks of prospective candidates for an executive or director position;

  •
  Acting as a negotiator on the Company's behalf, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

    •
    Recommending, or advising the Company to hire, a specific candidate for a specific job (except that the Company's independent accountants may, upon request by the Company, interview candidates and advise the Company on the candidate's competence for financial accounting, administrative, or control positions).

  •
  Broker-dealer, investment adviser, or investment banking services—Acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Company, making investment decisions on behalf of the Company or otherwise having discretionary authority over an Company's investments, executing a transaction to buy or sell an Company's investment, or having custody of assets of the Company, such as taking temporary possession of securities purchased by the Company.

  •
  Legal services—Providing any service to an Company that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

  •
  Expert services unrelated to the audit—Providing expert opinions for the Company in connection with legal, administrative, or regulatory proceedings or acting as an advocate for an Company in such proceedings.

  •
  Other Services—Any other service that the Public Company Accounting Oversight Board or the SEC determines by rule or regulation.

        The Committee may delegate to one or more designated members of the Committee who are independent directors the authority to grant required pre-approvals of permissible non-audit activities and services. The decisions of any member to whom authority is delegated to pre-approve any permissible non-audit activity or service must be presented to the full Committee at its next scheduled meeting. In carrying out its duties, if the Committee approves an audit service within the scope of the engagement of the independent accountants, such audit service shall be deemed to have been pre-approved. The Committee shall cause and the Company shall include in the periodic reports filed with the SEC all non-audit services performed by the Company's independent accountants in accordance with the rules and regulations of the SEC. The Committee shall require the independent accountants to separate its service engagements and fees into the following categories: "audit fees," "audit-related fees," "tax fees" and "all other fees," and with respect to the "audit-related fee" and "all other fees" engagements and fees describe in subcategories the nature of the services to be provided or provided.

        3.     The negotiation and determination of the compensation to be paid to the Company's independent accountants for audit and the non-audit services. The Committee will review not less than annually with Company's management the compensation arrangement with the independent accountants.

        4.     Review the Company's management, internal accounting staff and the independent accountants the Company's internal accounting and financial reporting controls. Obtain not less than annually in writing from the independent accountants their letter or letters as to the adequacy of such controls.

        5.     Review with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

        6.     Receive a report covering each calendar quarter and setting forth the following:

  •
  the findings of the Company's Chief Executive Officer, Chief Financial Officer and internal accounting staff regarding their conclusions about the effectiveness of the Company's internal controls based on their evaluation and disclosing

  •
  all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data and the identifying any material weaknesses in internal controls, and

  •
  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

  •
  indicating whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, and

  •
  any corrective actions with regard to significant deficiencies and material weaknesses.

        7.     Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the auditors in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.

        8.     Inquire regarding the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

        9.     Establish a predetermined arrangement with the independent accountants that they will report orally or in writing to the Committee before filing of the audit report with the SEC pursuant to the securities laws the following:

  (i)
  Critical accounting policies and practices—The evaluative criteria used by the Company's management in the selection of each "critical accounting estimate" and the selection of initial accounting policies shall be reported and provided to the Committee. A "critical accounting estimate" is an accounting estimate recognized in the financial statements (A) that requires the Company to make assumptions about matters that are highly uncertain at the time the accounting estimate is made and (B) for which different estimates that the Company reasonably could have used in the reporting period, or changes in the accounting estimate that are reasonably likely to occur from period to period, would have a material impact on the presentation of the Company's financial condition, changes in financial condition or results of operations.

    As part of reporting the "critical accounting estimates" and the selection of initial accounting policies, the Committee and Company's independent accountants shall generally discuss (A) the reasons why certain estimates or policies were or were not considered critical and how current and anticipated future events impact those determinations and (B) an assessment of management's disclosures along with any significant proposed modifications by the independent accountants that were not included.

  (ii)
  Alternative accounting treatment—The alternative treatments of financial information within generally accepted accounting principles that have been discussed with management members of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant shall be reported and provided to the Committee. As part of reporting alternative accounting treatment, the Committee and

    Company's independent accountants shall discuss the recognition, measurement, and disclosure considerations related to the accounting for specific transactions as well as general accounting policies.

    At a minimum, the report and discussion of specific transactions should identify the underlying facts, financial statement accounts impacted, and applicability of existing accounting policies to the transaction. In addition, if the accounting treatment proposed does not comply with existing accounting policies, or if an existing accounting policy is not applicable, then the report and discussion shall include an explanation of why the existing policy was not appropriate or applicable and the basis for the selection of the alternative policy. Regardless of whether the accounting policy selected preexists or is new, the independent accountants should report and discuss the entire range of alternatives available under generally accepted accounting principles that were discussed by management and the independent accountants, including with the reasons for not selecting those alternatives. If the accounting treatment selected is not the preferred method in the independent accountant's opinion, the reasons why the preferred method was not selected by management must also be discussed.

    Discussions between the independent accountants and the Committee regarding general accounting policies must focus on the initial selection of and changes in significant accounting policies and should include the impact of management's judgments and accounting estimates, as well as the independent accountant's judgments about the quality of the Company's accounting principles. The discussion of general accounting policies would include the range of alternatives available under generally accepted accounting principles that were discussed by management and the independent accountants along with the reasons for selecting the chosen policy. If an existing accounting policy is being modified, then the reasons for the change must also be discussed. If the accounting policy selected is not the independent accountant's preferred policy, the discussions must include the reasons why the auditor considered one policy to be preferred but that policy was not selected by management.

  (iii)
  Other Material Written Communications—The independent accountants' decision whether to provide written communications to the Committee is subjective and influenced by auditing standards. The independent accountants are required to critically determine items that must be communicated to the Committee in writing. These items, without limitation, include the following:

  •
  Management representation letters;

  •
  Reports on observations and recommendations on internal controls;

  •
  Schedule of material adjustments and reclassifications proposed, and a listing of adjustments and reclassifications not recorded, if any;

  •
  Engagement letters;

  •
  Independence letters; and

  •
  Reports on financial statements.

        The separate discussion of critical accounting policies and estimates shall not be considered a substitute for communications regarding general accounting policies, because the discussion about critical accounting policies and estimates might not encompass any new or changed general accounting policies and estimates. Likewise, the discussion of general accounting policies and estimates is not intended to dilute the reporting and discussion related to critical accounting policies and estimates, because the issues affecting critical accounting policies and estimates, such as sensitivities of assumptions and others, may be tailored specifically to events in the current reporting period, and the selection of general accounting policies and estimates should consider a broad range of transactions over time.

        The Committee shall determine and report to the Board of Directors the "critical accounting estimates" that are most critical to the preparation of the Company's financial statements for the purpose of disclosure in the Management's Discussion and Analysis section of the Company's annual report filed with the SEC.

        Also the Committee shall receive from the Company's independent accountants a written confirmation at the end of each of the first, second and third quarters of the year that independent accountants have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

        10.   At completion of the annual audit, review with management, internal accounting staff and independent accountants the following:

  •
  The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and in the annual report filed with the SEC.

  •
  Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

  •
  Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire regarding the cooperation received by the independent accountants during the audit, including access to all requested records, data and information. Inquire of the independent accountants whether there were any disagreements with management that, were not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

  •
  Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards ("SAS") 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment regarding the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

        If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report filed with the SEC.

        11.   Conduct investigations and resolve disagreements, if any, between management and the independent accountants.

        12.   After preparation by Company's management and review by the internal accounting staff and independent accountants, approve the report required under SEC rules and regulations to be included in the Company's annual proxy statement. This Charter is to be published as an appendix to the Company's proxy statement every three years or following a material amendment of this Charter.

        13.   Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of the Company's management regarding the responsiveness of the independent accountants to the Company's needs.

        14.   Meet with management, internal accounting staff and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a letter of comments and recommendations addressed to the Committee. The Committee should review responses of management to the letter of comments and recommendations of the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

        15.   Review the appointment and replacement of the senior internal accounting staff executives.

        16.   Review with management, internal accounting staff and independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

        17.   Generally as part of the review of the annual financial statements, receive an oral report, at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

        18.   As the Committee may deem appropriate, obtain, weigh and consider expert advice as to the Audit Committee related rules of the SEC and NASDAQ, statements on auditing standards and other accounting, legal and regulatory provisions.

        19.   Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable SEC and NASDAQ Audit Committee requirements.

Complaint Reporting Procedures

        The following procedures are established by the Committee for directors, officers, and employees to report complaints regarding accounting, internal accounting controls or auditing matters or to obtain help with a potential accounting or auditing complaint. Any complaint may be reported through the Audit Committee Hotline at 1-972-522-2006. The Audit Committee Hotline will be managed by an Audit Committee Member and provides a convenient way to alert the Committee of a potential situation without having to divulge the identity of the reporting person. Each caller remains anonymous and receives an assigned number and will be requested to call back after 30 days to check on the status of the reported complaint. Each report or enquiry will be handled confidentially to the greatest extent possible. Alternatively, a complaint or enquiry may be submitted via the mail directed to David P. May, Corporate Counsel, at the corporate office in Grand Prairie, Texas.

Authority to Engage Advisers

        The Committee is authorized in its discretion to engage and retain independent legal counsel and other professional advisers as it determines necessary, in its sole discretion, to carry out the Committee's duties and responsibilities.

Funding Appropriation

        The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation

  •
  to the Company's independent accountants for the purpose of rendering or issuing an audit report; and

  •
  to any professional advisers employed by the Committee.

APPENDIX B

PRECIS, INC. 1999 STOCK OPTION PLAN
(AMENDED AND RESTATED APRIL 30, 2003)

ARTICLE 1

General Provisions

        1.1   Purpose. The purpose of the PRECIS SMART CARD SYSTEMS, INC. 1999 STOCK OPTION PLAN (this "Plan") shall be to attract, retain and motivate key employees and independent contractors and consultants (the "Participants") of Precis Smart Card Systems, Inc. (the "Company") and its subsidiaries, if any, by way of granting (i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"), (iii) incentive stock options ("ISO Options"), and (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"). For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under this Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. The failure of an ISO Option to qualify under Section 422 of the Code shall not affect the rights of the holder of the ISO Option, although the ISO Option shall be automatically converted to a Stock Option, and under no circumstances shall the Company have any liability as a result of such failure. Furthermore, under this Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and (f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

        1.2   General. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

        1.3   Administration of this Plan. This Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have the power where consistent with the general purpose and intent of this Plan to (i) modify the requirements of this Plan to conform with the law or to meet special circumstances not anticipated or covered in this Plan, (ii) suspend or discontinue this Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of this Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in this Plan, the Board shall have the authority to interpret and construe this Plan, and determine all questions arising under this Plan and any agreement made pursuant to this Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

        1.4   Shares Subject to this Plan. Shares of stock ("Stock") covered by Stock Options, SARs and ISO Options shall consist of 500,000 shares of the Common Stock, $.01 par value, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to this Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Board may grant Stock Options, SARs or ISO Options for such shares of Stock to other Participants. However, neither Stock Options, SARs nor ISO Options shall be granted again for shares of Stock which have been subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof.

        1.5   Participation in this Plan. The Board shall determine from time to time those Participants who are to be granted Stock Options, SARs and ISO Options and the number of shares of Stock covered thereby. Directors who are not employees of the Company or of a subsidiary shall not be eligible to be granted ISO Options under this Plan.

        1.6   Determination of Fair Market Value. As used in this Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of The Nasdaq Stock Market, Inc., the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on The Nasdaq Stock Market, Inc. Automated Quotation System or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Daily Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

        1.7   Adjustments Upon Changes in Capitalization. The aggregate number of shares of Stock under Stock Options and ISO Options granted under this Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be appropriately adjusted (including appropriate adjustment) by the Board from time to time upon the occurrence, after the date hereof, of the following events:

          1.7.1 Stock Dividends, Forward Splits and Reverse Splits. In case the Company shall (i) pay a dividend in, or make a distribution of, shares of its common stock or of capital stock convertible into common stock on its outstanding common stock ("Stock Dividend"), (ii) subdivide its outstanding shares of common stock into a greater number of such shares ("Forward Split") or (iii) combine its outstanding shares of common stock into a smaller number of such shares ("Reverse Split"), the total number of shares of Stock (and, if applicable, the capital stock convertible into common stock), the number of shares Stock purchasable upon the exercise of each Option outstanding immediately prior thereto shall be adjusted so that the holder of the Option upon exercise shall be entitled to receive at the same aggregate Option Price or the ISO Price the number of shares of Stock (and, if applicable, the capital stock convertible into common stock) which such holder would have owned or have been entitled to receive immediately following the happening of any of the event described above had such Option been exercised in full immediately prior to the happening of such event. Any adjustment made pursuant to this Subsection shall, in the case of a Stock Dividend, automatically become effective as of the record date therefor and, in the case of a Forward Split or Reverse Split, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this Subsection, the holder of any Option thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board (whose determination shall be conclusive and shall be evidenced by a Board resolution) shall determine the allocation of the Option Price or the ISO Price between or among shares of such classes of capital stock.

          1.7.2 Non-adjustment of Exercise Price. In the event of any adjustment of the total number of shares of Stock purchasable upon the exercise of outstanding Options pursuant to Subsection 1.7.1, the Option Price or the ISO Price of each such Option shall remain unchanged, but the number of Shares (and, if applicable, the capital stock convertible into common stock) purchasable upon exercise of each such Option shall be adjusted as provided in Subsection 1.7.1.

          1.7.3 Reorganization or Reclassification. In the event of a capital reorganization or a reclassification of the common stock (except as provided in Subsection 1.7.1 or Subsection 1.7.5), the holder of Options, upon exercise thereof, shall be entitled to receive, in lieu of the Stock to which the holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the Stock (of any class or classes) or other securities or property of the Company (or cash) that the holder would have been entitled to receive at the same aggregate Option Price or the ISO Price upon such reorganization or reclassification if the Options held had been exercised immediately prior thereto; and in any such case, appropriate provision (as determined by the Board, whose determination shall be conclusive and shall be evidenced by a Board resolution) shall be made for the application of this Section 1.7 with respect to the rights and interests thereafter of the holders of outstanding Options (including, but not limited to, the allocation of the Option Price or the ISO Price between or among shares of classes of capital stock), to the end that this Section 1.7 (including the adjustments of the number of shares of Stock or other securities purchasable) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Options for any Stock or securities or other property (or cash) thereafter deliverable upon the exercise of the Options.

          1.7.4 Notification of Option Holders. Whenever the number of shares of Stock or other securities purchasable upon exercise of an Option is adjusted as provided in this Section 1.7, the Company will promptly provide the holders of outstanding Options a letter or certificate signed by the Chairman of the Board, Chief Executive Officer or the President, or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth (i) the number and kind of shares purchasable, as so adjusted, (ii) stating that such adjustments in the number shares of Stock or kind of shares or other securities conform to the requirements of this Section 1.7, and (iii) setting forth a brief statement of the facts accounting for such adjustments. Such letters or certificates shall be conclusive evidence of the correctness of such adjustments. Such letters or certificates will be promptly delivered, by first-class, postage prepaid mail, to the registered holders of the outstanding Certificates; provided, however, that failure to deliver such letters or certificates required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section 1.7.

          1.7.5 Consolidation or Merger. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to each holder of outstanding Options a supplemental agreement providing that the holder of each Option then outstanding shall have the right thereafter (until the expiration of such Options) to receive, upon exercise of such Options, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Stock of the Company for which such Options might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 1.7. The above provision of this Subsection 1.7.5 shall similarly apply to successive consolidations, mergers, sales or transfers.

          1.7.6 Effective Upon Stock Option Agreements. Irrespective of any adjustments in the number or kind of shares issuable upon exercise of the Options, the Stock Option Agreement theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Stock Option Agreements initially issuable pursuant to this Plan.

          1.7.7 Retain Independent Public Accountants. The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board to make any computation required under this Section 1.7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 1.7.

          1.7.8 Definition of Stock. For the purpose of this Section 1.7, the term "Stock" shall mean (i) the class of stock designated as common stock in the Certificate of Incorporation of the Company, as amended, at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this Section 1.7, the holder of any Options thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Stock, thereafter the number of such other shares so receivable upon exercise of any Options shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Stock contained in this Section 1.7, and all other provisions of this Plan, with respect to the Stock, shall apply on like terms to any such other shares.

        1.8   Amendment and Termination of this Plan. This Plan shall terminate at midnight, December 31, 2009, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the shareholders of the Company, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options granted under this Plan; withdraw the administration of this Plan from the Board; amend or alter the Option Price or ISO Price, as applicable; change the manner of computing the spread upon the exercise of a SAR or amend this Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to this Plan. Except as provided in this Article I, no amendment, modification or termination of this Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under this Plan without the consent of the affected Participant.

        1.9   Effective Date. This Plan shall be effective January 1, 1999, subject to approval by the holders of a majority of the outstanding Common Stock of the Company present, or represented, and entitled to vote at a meeting called for such purpose or pursuant to a consent in lieu of meeting executed by a majority of the holders of the outstanding Common Stock of the Company.

        1.10 Securities Law Requirements. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Options to be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or jurisdiction. As a condition precedent to the grant of any Option or the issuance or transfer of shares pursuant to the exercise of any Option, the Company may require the Participant or holder to take any reasonable action to meet such requirements or to obtain such approvals. The Company shall have the right to restrict the transferability of shares of Stock issued or transferred upon exercise of the Options in such manner as it deems necessary or appropriate to insure the availability of any exemption from registration under the Securities Act and any other applicable securities laws or regulations that may be available.

        1.11 Separate Certificates. Upon exercise of the Options, separate certificates representing the Stock or, if applicable, other securities of the Company to be delivered to a holder upon the exercise will be issued to the holders of the Options.

        1.12 Payment for Stock; Receipt of Stock or Cash in Lieu of Payment.

          (a)   Payment for Stock. Payment for shares of Stock purchased under this Plan shall be made (i) in full and in cash or check made payable to the Company or (ii) may also be made in Common Stock of the Company but only in the event the Common Stock of the Company has been held or beneficially owned for six months or more or (iii) a combination of cash and such Common Stock of the Company. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of an Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section 1.6 of this Plan.

          (b)   Receipt of Stock or Cash in Lieu of Payment. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights under an SAR attached to the Option and such SAR is exercisable on the date of exercise of the Option to which it is attached. In the event an Option with an SAR attached is exercised without payment of the Option Price or ISO Price in cash or by check, the Participant shall be entitled to receive either (i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

        1.13 Incurrence of Disability and Retirement. A Participant shall be deemed to have terminated his employment as an employee, his independent contractor arrangement or consulting arrangement with the Company and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Board, totally and permanently prevents a Participant from engaging in any substantial gainful employment with or the providing of services or consulting for the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee, independent contractor or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee, independent contractor or a consultant of the Company or its subsidiary, without cause, after attaining the age of 55.

        1.14 Stock Options and ISO Options Granted Separately. Because the Board is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under this Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

        1.15 Grants of Options and Stock Option Agreement. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Board or by the written consent of the Board and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

        1.16 Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under this Plan shall be added to the Company's general funds and used for general corporate purposes.

        1.17 Non-Transferability of Options. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

        1.18 Additional Documents on Death of Participant. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

        1.19 Changes in Employment. So long as the Participant shall continue to be an employee, independent contractor or consultant of the Company or any one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in this Plan or in any Stock Option Agreement which relates to this Plan shall confer upon any Participant any right to continue in the employ as an employee, independent contractor or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment or independent contractor arrangement or consulting arrangement at any time.

        1.20 Shareholder Rights. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

        1.21 Right to Exercise Upon Company Ceasing to Exist. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, the Participant's then remaining Options whether or not then exercisable, but limited to that number of shares of Stock (and, if applicable, any other securities of the Company) that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his or her then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and results only in a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted under this Plan.

        1.22 Assumption of Outstanding Options and SARs. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SARs outstanding under this Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under this Plan.

ARTICLE II

Terms of Stock Options and Exercise

        2.1   General Terms.

          (a)   Grant and Terms for Stock Options. Stock Options shall be granted by the Board on the following terms and conditions: No Stock Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 2.l(c) hereof, with regard to the death or Disability of a Participant), nor more than five years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution.

          (b)   Option Price. The option price ("Option Price") for shares of Stock subject to Stock Option shall be determined by the Board, but in no event shall such Option Price be less than 85 percent of the "fair market value" of the Stock on the date of grant.

          (c)   Acceleration of Otherwise Unexercisable Stock Option on Retirement, Death, Disability or Other Special Circumstances. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant due to Retirement, (ii) a Participant who terminates employment as an employee, an independent contractor or a consultant due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee, independent contractor or a consultant upon the occurrence of special circumstances (as determined by the Board), to exercise and purchase all or any part of the shares subject to Stock Option on the date of the Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued or vested on such date. Provided, such discretionary authority of the Board shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired, except in the event of the death or disability of the Participant when the personal representative of the deceased Participant or the disabled Participant may, with the consent of the Board, exercise such Stock Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

          (d)   Number of Stock Options Granted. Participants may be granted more than one Stock Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under this Plan shall not affect any outstanding Stock Option previously granted to a Participant under this Plan.

          (e)   Notice of Exercise Stock Option. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

ARTICLE III

SARs

        3.1   General Terms.

          (a)   Grant and Terms of SARs. The Board may grant SARs to Participants in connection with Options granted under this Plan. SARs shall not be exercisable (i) earlier than six months from the date of grant except as specifically provided in Subsection 3.l(b) hereof in the case of the death or Disability of a Participant, and (ii) shall terminate at such time as the Board determines and shall be exercised only upon surrender of the related Option and only to the extent that the related Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively employed as an employee, an independent contractor or a consultant by the Company or a subsidiary except that (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Board, by the personal representative of a deceased Participant, even if such death should occur within six months of the date of grant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary, as the case may be, on account of Retirement or incurring a Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Board, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased Participant as such relate to any SARs granted to such deceased Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.l(a) of this Article III. The applicable SAR shall (i) terminate upon the termination of the underlying Option, (ii) only be transferable at the same time and under the same conditions as the underlying Option is transferable, (iii) only be exercised when the underlying Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

          (b)   Acceleration of Otherwise Unexercisable SARs on Retirement, Death, Disability or Other Special Circumstances. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary due to a Disability, (iii) the personal representative of such deceased Participant, or (iv) any other Participant who terminates employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise (within three years of such date of termination of employment, independent contractor arrangement or consulting arrangement, or the Participant's Retirement, Disability or death, as the case may be) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date. Provided, such discretionary authority of the Board may not be exercised with respect to any SAR (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date, except (i) in the event of the Disability of the Participant or (ii) the death of the Participant, when such disabled Participant or the personal representative of such deceased Participant may, with the consent of the Board, exercise such SARs notwithstanding the fact that the applicable six-month waiting period had not yet expired.

          (c)   Form of Payment of SARs. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Board has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR because the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

ARTICLE IV

Granting of ISO Options

        4.1   General. With respect to ISO Options granted on or after the effective date of this Plan and intended to qualify as "incentive stock options" as defined in Section 422 of the Code, the provisions of this Article IV shall apply.

        4.2   Grant and Terms of ISO Options. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

          (a)   ISO Option Price. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Board, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

          (b)   Annual ISO Option Limitation. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

          (c)   Terms of ISO Options. ISO Options shall be granted on the following terms and conditions: (i) no ISO Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 4.2(d) hereof with regard to the Disability or death of a Participant), nor more than ten years after the date of grant; (ii) the Board shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised; (iii) ISO Options granted shall not be transferable except by will or by the laws of descent and distribution; (iv) ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that (A) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option), (B) if a Participant terminates his employment as an employee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and (C) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with Subsection 4.1(c) of this Article IV.

          (d)   Acceleration of Otherwise Unexercisable ISO Option on Retirement, Death, Disability or Other Special Circumstances. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates employment as an employee with the Company or a subsidiary due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date. Provided, such discretionary authority of the Board may not be exercised with respect to any ISO Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired as of such date except in the event of the Disability of the Participant or death of the Participant, when the disabled Participant or the personal representative of such deceased Participant, may, with the consent of the Board, exercise such ISO Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

          (e)   Number of ISO Options Granted. Subject to the applicable limitations contained in this Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under this Plan shall not affect any outstanding ISO Option previously granted to a Participant under this Plan.

          (f)    Notice to Exercise ISO Option. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma.

ARTICLE V

Options Not Qualifying as
Incentive Stock Options

        5.1   Non-Qualifying Options. With respect to all or any portion of any Option granted under this Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such option or portion thereof shall be considered a Stock Option granted under this Plan for all purposes. Any Stock Option granted under this Plan that does not qualify as an "incentive stock option" under Section 422 of the Code shall be transferrable unless otherwise limited by the terms to the Stock Option.

PROXY		PROXY
PRECIS, INC. 2040 NORTH HIGHWAY 360 GRAND PRAIRIE, TEXAS 75050

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRECIS, INC.
The undersigned hereby appoints Judith H. Henkels and Dino Eliopoulos as Proxies, each with the power to appoint her or his substitute, and hereby appoints and authorizes either of them to represent and vote as designated below, all the shares of Common Stock, $.01 par value, of Precis, Inc. (the "Company") held of record by the undersigned on [            ], 2003 at the annual meeting of shareholders to be held at 4:00 p.m. on July 29, 2003, or any adjournment thereof.

Proposal One—	To approve amendment and restatement of the Precis, Inc. 1999 Stock Option Plan. A vote "FOR" will represent a vote for approval of the Plan.
		☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal Two—
To elect Judith H. Henkels, David P. May, Kent H. Webb, M.D., Eugene E. Becker, Nicholas J. Zaffiris, J. French Hill and Kenn S. George each for a term ending in 2004 and until each of their respective successors shall have been duly elected and qualified. A vote "FOR" will represent a vote for the nominee director.
	Judith H. Henkels	☐ FOR	☐ WITHHOLD	☐ ABSTAIN
	David P. May	☐ FOR	☐ WITHHOLD	☐ ABSTAIN
	Kent H. Webb, M.D.	☐ FOR	☐ WITHHOLD	☐ ABSTAIN
	Eugene E. Becker	☐ FOR	☐ WITHHOLD	☐ ABSTAIN
	Nicholas J. Zaffiris	☐ FOR	☐ WITHHOLD	☐ ABSTAIN
	J. French Hill	☐ FOR	☐ WITHHOLD	☐ ABSTAIN
	Kenn S. George	☐ FOR	☐ WITHHOLD	☐ ABSTAIN
Proposal Three—
To ratify the appointment of Murrell, Hall, McIntosh & Co., PLLP as the Company's independent accountants for the year ending December 31, 2003. A vote "FOR" will represent a vote for such ratification and appointment.
		☐ FOR	☐ AGAINST	☐ ABSTAIN
Proposal Four—	To approve other business that properly comes before the Annual Meeting or any adjournment or postponement. A vote "FOR" will represent a vote for approval of the business presented.
		☐ FOR	☐ AGAINST	☐ ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE THROUGH FOUR.

Please sign exactly as the name appears to left. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
Date:	, 2003
Signature
Signature if held jointly
PLEASE MARK, SIGN, AND DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

QuickLinks

  PRELIMINARY PROXY STATEMENT
PROXY STATEMENT
TABLE OF CONTENTS
PROPOSAL ONE—AMENDMENT AND RESTATEMENT OF THE 1999 STOCK OPTION PLAN
PROPOSAL TWO—ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
  Executive Officers Compensation
  Aggregate Option Grants and Exercises in 2002 and Year-End Option Values
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
PROPOSAL THREE—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
  Independent Accountants' Fees
  Required Vote
  Recommendation of Our Board of Directors
SHAREHOLDER RETURN PERFORMANCE PRESENTATION
OTHER BUSINESS TO BE BROUGHT BEFORE THE MEETING
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
WHERE YOU CAN FIND MORE INFORMATION
  APPENDIX A
AUDIT COMMITTEE CHARTER OF PRECIS, INC.
  APPENDIX B
PRECIS, INC. 1999 STOCK OPTION PLAN (AMENDED AND RESTATED APRIL 30, 2003)
ARTICLE 1 General Provisions
ARTICLE II Terms of Stock Options and Exercise
ARTICLE III SARs
ARTICLE IV Granting of ISO Options
ARTICLE V Options Not Qualifying as Incentive Stock Options